EXHIBIT 4.1
SPECIMEN OF CERTIFICATE FOR ORDINARY SHARES

[FACE OF CERTIFICATE]
NUMBER
L
INCORPORATED UNDER THE LAWS OF
THE STATE OF ISRAEL
[LOGO]
LIPMAN ELECTRONIC ENGINEERING LTD.
SHARES
CUSIP M6772H 10 1
SEE REVERSE FOR CERTAIN DEFINITIONS
This Certifies that
is the owner of
FULLY PAID AND NON-ASSESSABLE ORDINARY SHARES OF THE NOMINAL VALUE NIS 1.00 PER
SHARE, OF
LIPMAN ELECTRONIC ENGINEERING LTD.
transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Memorandum of Association and
Articles of Association of the Corporation (a copy of which are on file at the office of the Corporation) to all of which the holder of this Certificate, by acceptance hereof, assents. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.
WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.
Dated:

[SIGNATURE]
PRESIDENT

[CORPORATE SEAL]

[SIGNATURE]
DIRECTOR

Countersigned and Registered:
AMERICAN STOCK TRANSFER & TRUST COMPANY
Transfer Agent
and Registrar
By
Authorized Signature

[BACK OF CERTIFICATE]
The Corporation will furnish without charge to each shareholder who so requests a complete statement of the powers, designations, preferences and relative participating optional or other special rights of each class of share capital or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Any such request should be addressed to the Secretary of the Corporation.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:
TEN COM - as tenants in common

TEN ENT - as tenants by the entireties
JT TEN - as joint tenants with right of survivorship and not as tenants in common
UNIF GIFT MIN ACT- (Cust) Custodian (Minor) under Uniform Gifts to Minors Act
(State)
Additional abbreviations may also be used though not in the above list.

For value received, hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
Please print or typewrite name and address including postal zip code of assignee

Ordinary Shares represented by the within Certificate, and do hereby irrevocably constitute and appoint
Attorney to transfer the said Ordinary Shares on the books of the within-named
Corporation with full power of substitution in the premises.
Dated,

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the Certificate, in every particular, without alteration or enlargement, or any change whatever.

SIGNATURE(S) GUARANTEED:
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN
AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE
17Ad-15.

KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR
DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO
THE ISSUANCE OF A REPLACEMENT CERTIFICATE.